Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated January 9, 2014 to the Statement of Additional Information

of AllianzGI Money Market Fund, a series of Allianz Funds

Dated April 30, 2013

Disclosure Relating to AllianzGI Money Market Fund

The “Management of the Trust” section is hereby revised to reflect that, effective December 31, 2013 Gerald M. Thorne retired as a Trustee of Allianz Funds. Effective February 28, 2014, Udo Frank will retire as a Trustee of Allianz Funds, and the “Management of the Trust” section will be revised accordingly as of that date.

Please retain this Supplement for future reference